Exhibit 10.12

AKOUSTIS, INC.

2014 STOCK PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (this “Agreement”) is made as of ____________ by and between Akoustis, Inc., a Delaware corporation (the “Company”), and _________________ (“Purchaser”) pursuant to the Company’s 2014 Stock Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

1)	Sale of Stock. Subject to the terms and conditions of this Agreement, simultaneously with the execution and delivery of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the “Purchase Date”), the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company ___ shares of the Company’s Common Stock (the “Shares”) at a purchase price of ____ per share for a total purchase price of ___ (the “Aggregate Purchase Price”). On the Purchase Date, Purchaser will deliver the Aggregate Purchase Price to the Company and the Company will enter the Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company. The Company will deliver to Purchaser a stock certificate representing the Shares as soon as practicable following such date. As used elsewhere herein, the term “Shares” refers to all of the Shares purchased hereunder and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares. By Purchaser’s signature and the signature of the Company’s representative below, Purchaser and the Company agree that this acquisition of Shares is governed by the terms and conditions of this Agreement and the Akoustis, Inc. 2014 Stock Plan which is attached to and made a part of this Agreement.

2)	Consideration for Shares. Payment of the Aggregate Purchase Price shall be made by any method permitted by the Company and authorized under the Plan. In addition, Purchaser shall satisfy any applicable tax, withholding obligations, required deductions or other payments, all in accordance with the Plan.

3)	Limitations on Transfer. In addition to any other limitation on transfer created by the transfer restrictions set forth in the Company’s Bylaws, Section 12 of the Plan or by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with the provisions below and Applicable Laws.

a)	Repurchase Option: Vesting.

i)	In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status for any reason (including death or Disability), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 60 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used in this Agreement, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.

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ii)	Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following such Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(2) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of the 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.

iii)	100% of the Shares shall initially be subject to the Repurchase Option (the “Vesting Shares”). 25% of the Vesting Shares shall be released from the Repurchase Option on June 16, 2015, and an additional 1/48 of the Vesting Shares shall be released from the Repurchase Option on the last day of each month thereafter, until all Vesting Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.

b)	Transfer Restrictions: Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder must provide the Company or its assignee(s) with a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusals”) and the Company shall have the right to approve such transfer, in its sole and absolute discretion. If the Holder would like to transfer any Shares the Company may either (1) exercise its Right of First Refusal and purchase the Shares as forth in this Section 3(b), (2) reject to exercise its Right of First Refusal and permit the transfer of the Shares to the Proposed Transferee (as defined below), or (3) reject to exercise its Right of First Refusal and reject any transfer of the Shares.

i)	Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”): (C) the number of Shares to be transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Transfer Purchase Price”): and (E) the Holder’s offer shall offer to the Company or its assignee(s) to purchase the Shares at the Transfer Purchase Price and upon the same terms (or terms as similar as reasonably possible).

ii)	Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to reject the proposed transfer, in full or in part, or elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Transfer Purchase Price, provided that if the Transfer Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Transfer Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

iii)	Payment. Payment of the Transfer Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company (or its assignee(s)) and the Holder.

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iv)	Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be transferred, then the Holder may sell or otherwise transfer any unpurchased Shares to the Proposed Transferee at the Transfer Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with the transfer restrictions set forth in the Company’s Bylaws, the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 and the waiver of statutory information rights in Section 10 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

v)	Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used in this Agreement shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

c)	Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

d)	Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

e)	Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

f)	Termination of Rights. The transfer restrictions set forth in Section 3(b) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restriction in Sections 3(b) and 3(c) and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 7(a)(ii) below.

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g)	Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Purchaser shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

4)	Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the stock certificate(s) or, in the case of uncertificated securities, notice of issuance, for the Shares subject to the Repurchase Option, to deliver any such stock certificate(s) as well as a Stock Power in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5)	Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

a)	Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

b)	Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

c)	Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.

d)	Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.

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e)	Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

f)	Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6)	Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.

7)	Restrictive Legends and Stop-Transfer Orders.

a)	Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares, shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

i)	“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

ii)	“THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S BYLAWS AND STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S BYLAWS AND STOCK PLAN.”

iii)	“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

iv)	Any legend required by the Voting Agreement, as applicable.

b)	Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

c)	Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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8)	No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

9)	Section 83(b) Election. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with Purchaser’s federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death, and Purchaser has consulted, and has been fully advised by, Purchaser’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Purchaser further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Purchaser with respect to the tax consequences of Purchaser’s purchase of the Shares or of the making or failure to make an 83(b) Election. PURCHASER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PURCHASER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PURCHASER’S BEHALF.

10)	Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.

11)	Miscellaneous.

a)	Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of Delaware and agree that any such litigation shall be conducted only in the courts of Delaware or the federal courts of the United States located in Delaware and no other courts.

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b)	Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

c)	Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

d)	Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

e)	Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

f)	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

g)	Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

h)	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

i)	Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to receive such documents and notices by such electronic delivery and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

j)	Imposition of Other Requirements. The Company reserves the right to impose other requirements on Purchaser’s participation in the Plan and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Law or facilitate the administration of the Plan. Purchaser agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Purchaser acknowledges that the laws of the country in which Purchaser is working at the time of grant of this Agreement, the purchase, vesting or sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Purchaser to additional procedural or regulatory requirements that Purchaser is and will be solely responsible for and must fulfill.

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k)	California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

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The parties have executed this Agreement as of the date first set forth above.

THE COMPANY:
AKOUSTIS, INC.

By:
Name:
Title:

PURCHASER:

Name:

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EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Holder”) hereby sells, assigns and transfers unto ________________ (“Transferee”) ___ shares of the Common Stock of Akoustis, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. CS-__ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises.

Date: ____________	HOLDER:

By:
(Signature)
Name:

This Stock Power may only be used as authorized by the Restricted Stock Purchase Agreement between the Holder and the Company, dated June 13, 2014 and the exhibits thereto.

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of the Holder.

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